Summary Prospectus
October 1, 2022
VALIC Company I
Core Bond Fund
(Ticker: VCBDX)
The Fund’s Statutory Prospectus and Statement of Additional Information, each dated October 1, 2022, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.
Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at http://valic.onlineprospectus.net/VALIC/FundDocuments/index.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium- to high-quality fixed-income securities.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.41%
Other Expenses	0.09%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.51%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the gross operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
VALIC Company I

  Core Bond Fund
During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in medium- to high-quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or non-mortgage asset-backed securities. A significant portion of the Fund’s U.S. government securities may be issued or guaranteed by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Government National Mortgage Association.
Although the Fund invests primarily in medium- to high-quality fixed-income securities, which are considered investment-grade, up to 20% of its net assets may be invested in lower-quality fixed-income securities (often referred to as “junk bonds”), which are considered below investment-grade. A fixed-income security will be considered investment-grade if it is rated Baa3 or higher by Moody’s Investor Services, Inc. or BBB– or higher by S&P Global Ratings or determined to be of comparable quality by the subadviser.
Up to 40% of the Fund’s total assets may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, including fixed-income securities issued by issuers in emerging markets. These fixed-income securities are rated investment grade or higher at the time of investment. However, the subadviser is not required to dispose of a security if its rating is downgraded.
Up to 20% of the Fund’s net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers’ acceptances, bank certificates of deposit, and other cash equivalents and cash. Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets.
The Fund’s investment strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Credit Risk. The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund is unable to make interest or principal payments.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have
VALIC Company I

  Core Bond Fund
significant foreign operations may be subject to foreign investment risk.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Interest Rate Risk. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.
Junk Bond Risk. High yielding, high risk fixed-income securities (often referred to as “junk bonds”) may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
Mortgage-Backed Securities Risk. Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices.
Non-Mortgage Asset Backed Securities Risk. Certain non-mortgage asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the
VALIC Company I

  Core Bond Fund
loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including FNMA and FHLMC, may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Core Bond Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had the same investment objectives, strategies and portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index.Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	4.89%
Lowest Quarterly Return:	June 30, 2013	-2.72%
Year to Date Most Recent Quarter:	June 30, 2022	-11.49%
Average Annual Total Returns (For the periods ended December 31, 2021)
	1 Year	5 Years	10 Years
Fund	-0.76%	4.07%	3.43%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by PineBridge Investments LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Robert Vanden Assem, CFA Managing Director, Head of Developed Markets and Investment Grade Fixed Income	2002*
John Yovanovic, CFA Managing Director, Head of High Yield Portfolio Management	2007*
Dana Burns Managing Director, Senior Portfolio Manager Investment Grade Fixed Income	2014*
* Includes management of the Predecessor Fund.
Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.
The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable
VALIC Company I

  Core Bond Fund
Contract contains additional information about purchases and redemptions of the Funds’ shares.
Tax Information

A Fund will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.
VALIC Company I

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